UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 13, 2026

EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 Third Street, 2nd Floor
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on December 1, 2025, Eventbrite, Inc., a Delaware corporation (the “Company” or “Eventbrite”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bending Spoons US Inc., a Delaware corporation (“Parent”) and a wholly owned subsidiary of Bending Spoons S.p.A. (“Bending Spoons”), and Everest Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). The Company filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on January 2, 2026 and a definitive proxy statement (the “Proxy Statement”) with the SEC on January 28, 2026, in each case, in connection with, among other things, the Merger Agreement.

Certain Litigation Relating to the Merger

As previously disclosed in the Proxy Statement, following the announcement of the Merger and prior to filing the Proxy Statement, a putative class action complaint (the “Complaint”) and a motion for expedited proceedings were filed on January 12, 2026 in the Court of Chancery of the State of Delaware against Eventbrite and its directors, Kevin Hartz, Kevin Hartz and Julia Hartz as trustees for The Hartz Family Revocable Trust dated 12/4/2008, Divesh Makan as trustee for The Hartz 2008 Irrevocable Trust dated September 15, 2008 and Bending Spoons US Inc. (collectively, the “Defendants”): Juniper International LLC, et al. v. Eventbrite, Inc., et al., C.A. No. 2026-0045-PAF (Del. Ch.). The Complaint alleges that entry into the Voting and Support Agreement (the “Voting and Support Agreement”), dated as of December 1, 2025, by and among Parent and each of (i) Julia Hartz, (ii) Kevin Hartz, (iii) Kevin Earnest Hartz & Julia D. Hartz TTEES the Hartz Family Revocable Trust DTD 12/4/2008 and (iv) Hartz 2008 Irrevocable Trust dated September 15, 2008 (collectively, the “Supporting Stockholders”), effected a “Transfer” (as that term is defined under Eventbrite’s Amended and Restated Certificate of Incorporation (the “Charter”)) of the shares of Class B common stock held by the Supporting Stockholders under the Charter, which purportedly triggers the shares’ automatic retirement and conversion into shares of Class A common stock with one (1) vote per share, as compared to ten (10) votes per share of Class B common stock. The Complaint further asserts that the Preliminary Proxy Statement omitted certain purportedly material information regarding the conversion of the Supporting Stockholders’ shares of Class B common stock and incorrectly described the voting power of the Supporting Stockholders, which rendered the Preliminary Proxy Statement false and misleading. The Complaint seeks, among other things, a declaratory judgment that entry into the Voting and Support Agreement effected a “Transfer” of the Supporting Stockholders’ shares of Class B common stock into shares of Class A common stock as of December 1, 2025, an order to enjoin the stockholder vote on the Merger until corrective disclosures are issued, a finding that Eventbrite’s directors breached their fiduciary duties by issuing the Preliminary Proxy Statement, and rescission (or, alternatively, damages).

Eventbrite filed an opposition to the motion for expedited proceedings on January 15, 2026. On January 20, 2026, the Court of Chancery of the State of Delaware granted the plaintiffs’ motion to expedite. On January 28, 2026, the parties filed a stipulation where they agreed to adjourn the hearing on the plaintiffs’ motion for a preliminary injunction originally scheduled for February 12, 2026.

Notwithstanding Eventbrite’s and the Defendants’ disagreement with the claims asserted in the Complaint and their belief that there has not been a “Transfer” as described above, in the interest of avoiding unnecessary delay, Eventbrite stockholders are requested to cast the votes described in the Proxy Statement on the assumption that, consistent with the plaintiffs’ interpretation of the Charter, all of the issued and outstanding shares of Class B common stock held by the Supporting Stockholders may have been converted into shares of Class A common stock entitled to one (1) vote per share. Under the plaintiffs’ interpretation of the Charter, as of the record date, the Supporting Stockholders collectively held approximately 7.65% of the voting power of the issued and outstanding shares of Eventbrite’s common stock. For the avoidance of doubt, unless otherwise explicitly stated, the share counts and voting percentages set forth in the Proxy Statement assume that no shares of Class B common stock held by the Supporting Stockholders have been converted into shares of Class A common stock, consistent with Eventbrite’s and the Defendants’ view that there has not been a “Transfer” of shares under the Charter.

Eventbrite is not soliciting an additional vote of stockholders, nor is it adding any new conditions to approving the Merger. In the event that when the votes are counted, the number of votes in favor of the Merger would not be sufficient under the plaintiffs’ interpretation of the Charter (but would be sufficient under Eventbrite’s interpretation of the Charter) and all conditions to the Merger have been or will at closing be satisfied, then Eventbrite has agreed with the plaintiffs that the Merger will not close until the Court of Chancery of the State of Delaware has ruled upon the Complaint and will request that a hearing on the matter occur within thirty (30) days of the Special Meeting of Stockholders scheduled for February 27, 2026 (or any adjournment or postponement thereof). In the event that the number of votes in favor of the Merger is sufficient under the plaintiffs’ interpretation of the Charter, the plaintiffs have agreed that their claims will be moot.

Following the announcement of the Merger, Eventbrite also received demand letters from certain purported stockholders that allege, among other things, that the Preliminary Proxy Statement or Proxy Statement (as applicable) omitted certain purportedly material information that rendered such proxy statement false and misleading (collectively, the “Demand Letters”). Additionally, Eventbrite received demand letters from certain purported stockholders pursuant to Section 220 of the Delaware General Corporation Law for certain books and records of Eventbrite related to the Merger (collectively, the “220 Demands”, and together with the Complaint and the Demand Letters, the “Matters”).

Eventbrite believes that the disclosures set forth in the Proxy Statement comply fully with applicable law and exchange rules and no further disclosure beyond what is already contained in the Proxy Statement is required under applicable law or exchange rules. However, in order to avoid nuisance, cost and distraction, to preclude any efforts to delay the completion of the Merger and to provide additional information to its stockholders, and without admitting any culpability, liability or wrongdoing and without admitting the relevance or materiality of such disclosures, Eventbrite is voluntarily supplementing the Proxy Statement with the disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Eventbrite specifically denies all allegations in the Matters, including that any additional disclosure was or is required.

Supplemental Disclosures to the Proxy Statement

These Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in this supplement to the Proxy Statement of certain summary unaudited prospective financial information should not be regarded as an indication that any of the Company, Parent or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be reliably predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement. To the extent that any information in the Supplemental Disclosures differs from, or updates information contained in, the Proxy Statement, the information in the Supplemental Disclosures will supersede or supplement the information in the Proxy Statement. Except as otherwise described in the Supplemental Disclosures or the documents referenced, contained in or incorporated by reference herein, the Proxy Statement, the annexes to the Proxy Statement and the documents referenced, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is highlighted with ~~strikethrough text~~.

The disclosure under the section captioned “Background of the Merger” beginning on page 31 of the Proxy Statement is hereby amended and supplemented as follows:

The last paragraph appearing on page 32 and continuing on page 33 of the Proxy Statement under the section with the heading captioned “Background of the Merger” is hereby amended and supplemented as follows:

On August 22, 2025, the Eventbrite Board received a non-binding indication of interest from Bending Spoons S.p.A. (which we refer to as the August 22 indication of interest), proposing to acquire one hundred percent (100%) of the outstanding, fully diluted equity of Eventbrite, for a purchase price in the range of $4.10 to $4.60 per share in cash. The August 22 indication of interest provided that the purchase price would be funded through a combination of available cash and existing credit facilities, and the proposed transaction would not be subject to any financing condition. The August 22 indication of interest also contemplated that a customary voting and support agreement would be executed by Ms. Hartz and Kevin Hartz. In the August 22 indication of interest, Bending Spoons S.p.A. stated that it would follow up with a list of preliminary due diligence questions and intended to provide an update to the proposal within a week after receiving all of Eventbrite’s responses. The August 22 indication of interest did not reference the July 16, 2025 email from Mr. Ferrari to Ms. Hartz or otherwise reference or include a discussion related to a potential role for Ms. Hartz following the closing of any potential transaction or an opportunity for Ms. Hartz to be able to “roll over” any of her sale proceeds to acquire Bending Spoons equity. The August 22 indication of interest also did not reference any management retention or equity purchase or participation opportunity in Eventbrite or any parent company thereof following the closing of any potential transaction for any members of Eventbrite management.

The second full paragraph appearing on page 34 of the Proxy Statement under the section with the heading captioned “Background of the Merger” is hereby amended and supplemented as follows:

On September 17, 2025, the Eventbrite Board held a meeting, with members of Eventbrite’s senior management and representatives of Skadden and Allen & Company present. The Eventbrite Board discussed the status of the due diligence process and proceeding with the high-level due diligence requests from Bending Spoons. The Eventbrite Board then resolved to establish a transaction committee (which we refer to as the Transaction Committee) in connection with the Eventbrite Board’s consideration of a potential transaction for the purpose of providing active oversight of any process involving the Eventbrite Board’s consideration of any potential transaction. Following such meeting, the availability of the proposed directors (Sean Moriarty, Katherine August-deWilde and Helen Riley) was confirmed, and the Eventbrite Board formally approved the formation of the Transaction Committee, consisting of Mr. Moriarty, Ms. August-deWilde and Ms. Riley, by unanimous written consent on September 23, 2025. The Transaction Committee was authorized and empowered to assist the Eventbrite Board in its consideration of a potential transaction, including to (if considered advisable by the Transaction Committee), among other things, (i) determine the process to be followed by the Eventbrite Board to explore and consider any potential transaction; (ii) consult with Eventbrite’s management team and legal and financial advisors and (in the Transaction Committee’s discretion) such other persons (including other Eventbrite Board members); (iii) determine whether or not to contact other potentially interested counterparties; (iv) authorize the entering into non-disclosure agreements; (v) provide oversight over the negotiation of any definitive agreement and the strategy in connection therewith; ~~(v)~~(vi) take any and all actions it deems necessary, appropriate or advisable to review and evaluate, together with Eventbrite’s legal and financial advisors, any such potential transaction; ~~and (vi)~~(vii) to the extent the Transaction Committee deems appropriate, submit its recommendations with respect to a potential transaction to the Eventbrite Board for consideration~~.~~; and (vii) take such other actions as the Transaction Committee may deem necessary or appropriate for it to discharge its duties. However, the Transaction Committee did not have the authority to (a) approve the execution and delivery of any definitive agreement evidencing the final terms for which a potential transaction would be completed that would be, by the terms thereof, binding on Eventbrite, but rather would submit the Transaction Committee’s recommendation with respect thereto to the Eventbrite Board, or (b) approve any other agreement required under applicable law to be approved by the Eventbrite Board. None of the members of the Transaction Committee has received or is entitled to receive any compensation in connection with his or her service on such committee.

The fourth full paragraph appearing on page 34 of the Proxy Statement under the section with the heading captioned “Background of the Merger” is hereby amended and supplemented as follows:

On September 24, 2025, Eventbrite and Bending Spoons S.p.A. entered into a confidentiality agreement. The agreement contained a provision that Bending Spoons would not, without Eventbrite’s prior written consent, discuss ~~any compensation, equity rollover or involvement from and after the consummation of a transaction~~ or enter into any agreement or arrangement with any director, officer or other employee of Eventbrite regarding (i) any retention, severance or other compensation, incentives or benefits that may be or become payable in connection with a transaction or after the consummation thereof, (ii) any equity rollover or other similar transaction, or equity or other investment in Eventbrite or any parent company thereof following the consummation of a transaction, or (iii) any directorship, employment, consulting arrangement or involvement with Eventbrite or any parent company thereof, from and after the consummation of a transaction. The agreement also included a customary “standstill” provision, which would automatically terminate (i) following Eventbrite publicly announcing the execution of a definitive acquisition or sale agreement or (ii) ten (10) business days following the commencement of a tender or exchange offer (that the Eventbrite Board fails to publicly recommend against), in each case, subject to certain conditions. The agreement expressly permitted Bending Spoons S.p.A. to make confidential proposals to the Eventbrite Board regarding the transaction and did not include a so-called “don’t ask, don’t waive” provision prohibiting a potential acquirer from requesting that the Eventbrite Board or Eventbrite release it from its “standstill” obligations.

The first full paragraph appearing on page 35 of the Proxy Statement under the section with the heading captioned “Background of the Merger” is hereby amended and supplemented as follows:

On October 10, 2025, Bending Spoons S.p.A. delivered an updated non-binding indication of interest to Eventbrite (which we refer to as the October 10 indication of interest), with a proposed purchase price of $4.40 per share. As with the August 22 indication of interest, the October 10 indication of interest did not propose or reference any role for Ms. Hartz following the closing of any transaction or offer or reference any opportunity for Ms. Hartz to “roll over” some or all of her sale proceeds into Bending Spoons equity. The October 10 indication of interest also did not reference any management retention or equity purchase or participation opportunity in Eventbrite or any parent company thereof following the closing of any potential transaction for any members of Eventbrite management.

The third and fourth paragraphs appearing on page 36 of the Proxy Statement under the section with the heading captioned “Background of the Merger” are hereby amended and supplemented as follows:

The confidentiality agreements that Eventbrite entered into with the seven (7) counterparties (including Counterparty A and Counterparty C) ~~each~~ were on customary terms and generally on substantially similar terms to those contained in the confidentiality agreement between Eventbrite and Bending Spoons S.p.A. Each such confidentiality agreement contained customary “standstill” provisions, which would generally automatically terminate (i) following Eventbrite publicly announcing the execution of a definitive acquisition or sale agreement (except that, for one (1) counterparty, termination would occur upon entry into such definitive agreement), (ii) ten (10) business days following the commencement of a tender or exchange offer (that the Eventbrite Board fails to publicly recommend against), (iii) for one (1) counterparty, in the event that Eventbrite files for bankruptcy protection, liquidation or other insolvency proceedings, or (iv) for Counterparty A, if any person has acquired or entered into a definitive agreement to acquire all or substantially all of Eventbrite’s equity securities or assets, in each case, subject to certain conditions. Such agreements permitted the counterparties to make confidential proposals to the Eventbrite Board regarding the transaction and did not include so-called “don’t ask, don’t waive” provisions.

On October 30, 2025, in response to Eventbrite’s counterproposal, Eventbrite received a further revised, non-binding indication of interest (which we refer to as the October 30 indication of interest) (which again did not (i) propose or reference any role for Ms. Hartz following the closing of any transaction or offer ~~or~~, (ii) reference an opportunity for Ms. Hartz to “roll over” some or all of her sale proceeds to acquire Bending Spoons equity, or (iii) reference any management retention or equity purchase or participation opportunity in Eventbrite or any parent company thereof following the closing of any potential transaction for any members of Eventbrite management), along with accompanying transaction process materials and due diligence request lists, from Bending Spoons S.p.A. and its outside legal counsel, Simpson Thacher & Bartlett LLP, which we refer to as Simpson Thacher. Bending Spoons had increased its purchase price to $4.50 per share and indicated its desire to complete confirmatory due diligence and move quickly towards the signing of an acquisition agreement and announcement thereof. No employment-related or compensation-related discussions, negotiations or communications (including regarding any post-closing roles, benefits or equity opportunities) occurred between Eventbrite’s management and directors and Bending Spoons prior to receiving the October 30 indication of interest (which reflected the final purchase price), aside from Ms. Hartz’s prior correspondence with Mr. Ferrari (as described above).

The eighth full paragraph appearing on page 37 of the Proxy Statement under the section with the heading captioned “Background of the Merger” is hereby amended and supplemented as follows:

On November 18, 2025, Counterparty C submitted a non-binding indication of interest to the Eventbrite Board, proposing to acquire one hundred percent (100%) of the outstanding shares of Eventbrite at a price of $4.25 per share in cash. According to such indication of interest, Counterparty C would finance the merger consideration with a combination of balance sheet cash, equity capital and third-party debt financing. Counterparty C also indicated that it would require additional confirmatory due diligence prior to signing an acquisition agreement. The indication of interest did not reference any management retention or equity purchase or participation opportunity in Eventbrite or any parent thereof following the closing of any potential transaction for Ms. Hartz or any other members of Eventbrite management. Along with its non-binding indication of interest, Counterparty C also included a document outlining additional background information on Counterparty C and its perspective on a potential transaction with Eventbrite.

The second full paragraph appearing on page 39 of the Proxy Statement under the section with the heading captioned “Background of the Merger” is hereby amended and supplemented as follows:

During this meeting on November 26, 2025, the Eventbrite Board present unanimously approved the formation of the Special Committee, consisting of Mr. Moriarty, Ms. August-deWilde and Ms. Riley, with the full and exclusive power, authority and discretion of the Eventbrite Board regarding the potential transaction to, among other things, (i) evaluate alternatives to such potential transaction, including alternative acquirors and external opportunities; (ii) establish, approve, modify, monitor and direct the process and procedures for the negotiation, review and evaluation of such potential transaction and any alternative transactions~~; (iii)~~ (including the authority to determine not to proceed with any such process, procedures, review or evaluation at any time); (iii) formulate, structure, propose and negotiate terms with respect to, and review, negotiate, evaluate and document the terms and conditions of, such potential transaction; (iv) determine whether such potential transaction is advisable and fair to, and in the best interests of, Eventbrite and its stockholders; (v) reject or approve such potential transaction; ~~and~~ (vi) effectuate such potential transaction; and (vii) take such other actions as the Special Committee may deem to be necessary or appropriate for the Special Committee to discharge its duties. Additionally, the Eventbrite Board would not recommend or approve the potential transaction without a prior favorable recommendation by the Special Committee. None of the members of the Special Committee has received or is entitled to receive any compensation in connection with his or her service on such committee.

The following sentence is hereby added to the end of the section with the heading captioned “Background of the Merger” appearing on page 42 of the Proxy Statement:

As of the date hereof, the Special Committee has not been disbanded.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements related to the Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) any pending or potential litigation relating to the Merger that could be instituted against Bending Spoons, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations and employee retention, and the Company’s ability to implement its business strategy; (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (v) legislative, regulatory and economic developments affecting the Company’s business; (vi) general macroeconomic and geopolitical environment and market developments and conditions; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (x) significant transaction costs associated with the Merger; (xi) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee and/or other expenses; (xiii) the ability of Bending Spoons to successfully integrate the Company’s operations, product lines and services; (xiv) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xv) the risks and uncertainties that are described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement filed with the SEC in connection with the Merger. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly provide revisions or updates to any of forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where to Find It

In connection with the proposed transaction between the Company and a wholly owned subsidiary of Bending Spoons, the Company has filed the Proxy Statement with the SEC on January 28, 2026. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at https://investor.eventbrite.com/ or by contacting the Company’s Investor Relations Team at:

Eventbrite, Inc.
Attention: Investor Relations
95 Third Street, 2nd Floor
San Francisco, California 94103

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement and other materials filed with the SEC in connection with the proposed transaction. Information relating to the foregoing can also be found in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025 (the “Annual Meeting Proxy Statement”). To the extent that holdings of securities by potential participants (or the identity of such participants) have changed since the information printed therein, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2026	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer